UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2018

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.07. Submission of Matters to a Vote of Security Holders

SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2018 at the 2018 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2 and 3. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 27, 2018.

Proposal No. 1 Election of Class II Directors:

NOMINEES FOR CLASS II DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Kimon W. Michaels	22,301,607	1,098,171	5,891,266
Gerald Z. Yin	23,332,558	67,220	5,891,266

Proposal No. 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company or the fiscal year ending December 31, 2018:

FOR	AGAINST	ABSTAIN
29,193,430	94,576	3,038

Proposal No. 3 Approval, by non-binding vote, of the 2017 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,346,693	47,754	5,331	5,891,266

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

	By:	/s/ Gregory C. Walker
Gregory C. Walker
Vice President, Finance and Chief Financial Officer

Dated: May 30, 2018